AFL-CIO Housing Investment Trust
Performance Commentary
 1st Quarter 2012

Chang Suh
Executive Vice President and Chief Portfolio Manager
AFL-CIO Housing Investment Trust
April 13, 2012

The AFL-CIO Housing Investment Trust (HIT) is off to a good start in 2012, outperforming its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), on a gross basis for the first quarter of 2012.  This follows a strong 2011 calendar year when the HIT earned a gross return of 8.34%.  The HIT’s gross and net returns for the quarter were 0.33% and 0.21%, respectively, compared to 0.30% for the benchmark.  Government/agency multifamily investments performed very well for the quarter as spreads tightened.  The HIT’s competitive performance relative to the benchmark came despite the exceptional performance of corporate bonds, which comprised over one-fifth of the benchmark on March 31, 2012, but are not held by the HIT.

The significant amount of new construction-related financing committed under the HIT’s Construction Jobs Initiative has increased the percentage of construction-related multifamily securities in the HIT portfolio and should have a positive effect on portfolio yield in future periods.  The Construction Jobs Initiative, launched in 2009 in response to the nation’s unemployment crisis, is well on its way to meeting its upwardly revised goal of creating 15,000 union construction jobs by the end of 2012.  As of the end of the first quarter, the jobs initiative has generated more than 12,300 union construction jobs on 40 projects in 20 cities.  HIT investments of nearly $1 billion, together with $20.5 million of New Markets Tax Credits allocated by HIT’s subsidiary, Building America CDE, have leveraged over $2 billion of total development to generate these family-supporting jobs.  At a time when the U.S. construction unemployment remains double the overall national rate, these projects and future funding commitments will generate union construction work across the country while building or preserving affordable and workforce housing. These investments also spur additional job creation in the communities where the projects are located.

First Quarter 2012 Performance

The HIT’s performance for the first quarter of 2012 was enhanced by its ongoing income advantage versus the benchmark and by continued spread tightening in government/agency multifamily MBS.  With its concentration in these multifamily securities, the HIT benefited as these investments had better price performance than Treasuries with comparable average lives.  These multifamily securities also generated additional income relative to Treasuries while reflecting similar credit quality.  Treasury yields for maturities of two years and longer were 9 to 44 basis points higher on March 31, 2012, than on December 31, 2011.  Interest rates rose and riskier assets outperformed over the quarter due to indications of strength in the domestic economy and speculation that the Eurozone countries’ sovereign debt issues might be stabilizing.  Better payroll growth numbers in the U.S. and higher oil prices also helped drive interest rates higher.  Equity markets in particular had one of the strongest first quarters in many years.

The Barclays Aggregate benefited from continuing strength in corporate bonds, which comprised 20.4% of the benchmark at March 31, 2012.  Corporate bonds had excess returns to Treasuries of 378 basis points for the quarter as spreads tightened significantly based on investors’ optimism about the U.S. economic recovery and demand for yield.  The HIT invests in high credit quality bonds with less risk and does not invest in corporate bonds. The HIT’s competitive returns in the first quarter are attributed to tighter spreads on its multifamily MBS and its strong income advantage over the benchmark.

For the year-to-date, 5-, and 10-year periods ending March 31, the HIT outperformed the Barclays Aggregate on a gross basis by 3, 37, and 43 basis points, respectively, as seen in the chart below.  On a net basis, the HIT outperformed the benchmark for the 10-year period by 1 basis point.

The performance data quoted represents past performance. Past performance is no guarantee of future results. Returns over one-year are annualized.  Economic and market conditions change, and both will cause investment return, principal value, and yield to fluctuate so that a participant’s units, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance data current to the most recent month-end is available by following this link. Gross performance figures do not reflect the deduction of HIT expenses. Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT. Information about HIT expenses can be found on page 1 of the HIT’s current prospectus, which is available on the HIT’s website at www.aflcio-hit.com or by calling 202-331-8055.  The Barclays Aggregate is an unmanaged index and is not available for direct investment, although certain funds attempt to replicate this index. Returns for the Barclays Aggregate would be lower if they reflected the actual trading costs or expenses associated with management of an actual portfolio.

Bright Outlook for the HIT

With superior portfolio fundamentals, which are expected to offer higher income, higher credit quality, and similar interest rate risk relative to the benchmark, the HIT enters the second quarter of 2012 well-positioned for continued investment success.

Risk Comparison: HIT Portfolio vs. Barclays Capital Aggregate Bond Index
March 31, 2012
	HIT	Barclays		HIT	Barclays
Superior Credit Profile			Similar Interest Rate Risk
AAA & Above	93.8%	74.3%	Effective Duration	4.65	4.94
A & Below	2.5%	20.2%	Convexity	0.02	-0.08
Superior Yield			Similar Call Risk
Current Yield	4.14%	3.59%	Call Protected	74%	69%
→ 55 basis point Yield Advantage			Not Call Protected	26%	31%

The HIT’s direct sourcing of new investment opportunities has generated nearly $1 billion in commitments for construction-related mortgage securities under its Construction Jobs Initiative, and at the same time has produced a large pipeline of prospective transactions that should lead to additional construction-related investments in the period ahead.  This direct sourcing permits the HIT to customize investments for the portfolio and obtain execution superior to secondary market purchases, allowing HIT’s investors to earn higher returns.  High credit quality construction-related instruments will provide additional income as construction draws are funded over time.  Ginnie Mae construction/permanent securities remain attractive compared to permanent securities, and Fannie Mae multifamily securities remain attractive compared to Treasuries.

The outlook for the HIT is also bright because of the projected need for multifamily rental housing. Demand for apartments is likely to exceed supply for a number of years due to tight credit availability for average single family homebuyers, continued weakness in the housing and labor markets, expected growth in household formation, and larger numbers of homeowners switching to renting by choice or necessity.  These factors will result in increased construction of multifamily buildings.  Further, aging multifamily dwellings, many in dense urban markets, will require rehabilitation to prolong their useful lives.

Household formation, which since 2007 has been less than half of the long-term average of 1.2 million new households per year, is expected to return to more normal levels over the next several years.  In addition, according to data analyzed by Harvard’s Joint Center for Housing Studies and the Associated Press, nearly three million homeowner households have become renters since the housing meltdown, and analysts expect another three million to switch by 2015, providing even more demand for rental housing.

The HIT is well-positioned to continue to offer competitive returns for Taft-Hartley and public employee pension plan investors. FHA and government-sponsored enterprise (GSE) programs, in which the HIT has expertise, remain the most competitive sources of financing.  With a strong pipeline and robust rental housing demand going forward, the HIT should have opportunities for a number of years to invest in securities that offer attractive relative value.  Low inflation expectations, a significant yield advantage to the benchmark, and collateral diversification make the HIT an attractive fixed-income investment. The HIT will continue to actively manage the portfolio with an emphasis on prudent investments that also create jobs and economic stimulus.

This commentary contains forecasts, estimates, opinions, and other information that is subjective. Statements concerning economic, financial, or market trends are based on current conditions, which will fluctuate. There is no guarantee that such statements will be applicable under all market conditions, especially during periods of downturn. It should not be considered as investment advice or a recommendation of any kind. All statistics are current as of March 31, 2012, unless otherwise noted.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or view the HIT’s website at www.aflcio-hit.com.

AFL-CIO Housing Investment Trust
2401 Pennsylvania Avenue, NW, Suite 200, Washington, DC 20037
Phone (202) 331-8055   Fax (202) 331-8190
www.aflcio-hit.com